EXHIBIT 99.2

Financial Supplement

For the First Quarter of Fiscal Year 2010 ending June 26, 2009

PSS World Medical, Inc.

As of June 26, 2009

Current Fiscal Year

(in thousands, except per share data)

Fiscal 2010 Q1
Net sales	$493,554
Cost of goods sold	347,581

Gross profit	145,974
General & administrative expenses	91,638
Selling expenses	32,687

Income from operations	21,649
Interest expense	(4,261)
Interest & investment income	134
Other income	3,997

Income from ops before income taxes	21,519
Provision for income taxes	8,213

Net income	$13,306

Earnings per share—Basic:
Net income	$0.23

Earnings per share—Diluted:
Net income	$0.23

WASO—Basic	58,380
WASO—Diluted	58,859

Net sales by segment:
Physician Business	$342,292
Elder Care Business	150,381
Corporate Shared Services	882

$493,554

Billing days:	64

Net sales per billing day:
Physician Business	$5,348
Elder Care Business	2,350
Corporate Shared Services	14

$7,712

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

As of June 26, 2009

(in thousands, except per share data)

	Fiscal 2007					Fiscal 2008					Fiscal 2009
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Net Sales	$413,135	$427,059	$458,421	$443,024	$1,741,639	$438,910	$457,930	$465,208	$493,744	$1,855,791	$472,215	$491,603	$519,145	$469,728	$1,952,691
Cost of Goods Sold	293,233	303,204	335,185	310,008	1,241,629	311,227	325,390	330,215	347,289	1,314,120	333,283	344,347	364,282	328,868	1,370,781

Gross Profit	119,902	123,856	123,235	133,017	500,010	127,683	132,540	134,993	146,455	541,672	138,931	147,255	154,863	140,860	581,910
General & Administrative Expenses	73,695	73,422	75,253	78,453	300,824	83,638	77,353	79,408	83,725	324,124	89,634	90,689	89,426	82,728	352,478
Selling Expenses	27,498	28,878	30,140	30,308	116,823	29,551	30,763	31,509	33,473	125,295	31,266	32,161	33,721	31,356	128,505

Income from operations	18,709	21,556	17,842	24,255	82,362	14,494	24,425	24,077	29,257	92,253	18,031	24,405	31,715	26,776	100,927
Interest Expense	(2,691)	(2,635)	(2,642)	(2,631)	(10,597)	(2,764)	(2,956)	(3,247)	(3,529)	(12,495)	(3,203)	(5,300)	(7,409)	(6,247)	(22,159)
Interest & Investment Income	98	282	426	385	1,191	528	114	26	23	691	122	842	1,034	305	2,304
Other Income	469	429	517	591	2,006	544	546	833	5,361	7,284	608	520	877	638	2,643

Income from Continuing Operations before Income Taxes	16,588	19,632	16,144	22,601	74,965	12,802	22,129	21,690	31,112	87,732	15,559	20,467	26,218	21,472	83,716
Provision for Income Taxes	6,449	7,681	5,862	7,824	27,817	5,010	8,551	8,441	12,597	34,599	6,187	8,104	10,230	7,709	32,229

Income from Continuing Operations	10,139	11,951	10,282	14,777	47,148	7,792	13,578	13,249	18,515	53,133	9,372	12,363	15,989	13,763	51,486

Net Income	$10,137	$11,951	$10,282	$14,777	$47,146	$7,792	$13,578	$13,249	$18,515	$53,133	$9,372	$12,363	$15,989	$13,763	$51,486

Earnings per share—Basic:
Income from Continuing Operations	$0.15	$0.18	$0.15	$0.22	$0.70	$0.12	$0.21	$0.21	$0.30	$0.82	$0.15	$0.21	$0.27	$0.23	$0.86

Net Income	$0.15	$0.18	$0.15	$0.22	$0.70	$0.12	$0.21	$0.21	$0.30	$0.82	$0.15	$0.21	$0.27	$0.23	$0.86

Earnings per share—Diluted:
Income from Continuing Operations	$0.15	$0.17	$0.15	$0.21	$0.68	$0.11	$0.20	$0.20	$0.29	$0.80	$0.15	$0.20	$0.27	$0.23	$0.85

Net Income	$0.15	$0.17	$0.15	$0.21	$0.68	$0.11	$0.20	$0.20	$0.29	$0.80	$0.15	$0.20	$0.27	$0.23	$0.85

WASO—Basic	67,310	67,453	67,054	67,059	67,219	66,793	65,806	63,999	62,213	64,703	61,003	59,941	59,481	59,307	59,937
WASO—Diluted	68,947	69,478	69,458	69,419	69,325	68,765	67,067	65,756	63,152	66,184	61,723	60,921	60,322	59,801	60,696

Net Sales by Segment:
Physician Business	$284,438	$300,813	$329,159	$313,109	$1,227,520	$306,245	$320,171	$326,520	$355,749	$1,308,685	$331,386	$341,761	$357,269	$326,966	$1,357,382
Elder Care Business	128,696	126,246	129,261	129,915	514,118	132,664	137,759	138,688	137,995	547,106	140,406	149,485	161,874	142,743	594,509
	—	—	—	—	—	(0)	—	—	—	—	423	356	2	19	800

	$413,135	$427,059	$458,421	$443,024	$1,741,639	$438,910	$457,930	$465,208	$493,744	$1,855,791	$472,215	$491,603	$519,145	$469,728	$1,952,691

Billing Days:	64	63	62	64	253	64	63	62	64	253	64	63	66	60	253

Net Sales Per Billing Day:
Physician Business	$4,444	$4,775	$5,309	$4,892	$4,852	$4,785	$5,082	$5,266	$5,559	$5,173	$5,178	$5,425	$5,413	$5,449	$5,365
Elder Care Business	2,011	2,004	2,085	2,030	2,032	2,073	2,187	2,237	2,156	2,162	2,194	2,373	2,453	2,379	2,350
	—	—	—	—	—	(0)	—	—	—	—	7	6	—	—	3

	$6,455	$6,779	$7,394	$6,922	$6,884	$6,858	$7,269	$7,503	$7,715	$7,335	$7,378	$7,803	$7,866	$7,829	$7,718

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

As of June 26, 2009

SelectTM Net Sales

(in thousands)

	Fiscal 2005	Fiscal 2006	Fiscal 2007	Fiscal 2008	Fiscal 2009
Consolidated Select Sales	$137,540	$157,296	$185,844	$234,810	$281,536

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Segment Information

As of June 26, 2009

(in thousands)

	Three Months Ended
	6/26/2009	6/27/2008
NET SALES:
Physician Business	342,292	331,386
Elder Care Business	150,381	140,406
Corporate Shared Services	882	423

Total net sales	493,554	472,215

BILLING DAYS:	64	64

NET SALES PER BILLING DAY:
Physician Business	5,348	5,178
Elder Care Business	2,350	2,194
Corporate Shared Services	14	7

Total net sales per billing day	7,712	7,378

INCOME FROM OPERATIONS:
Physician Business	28,718	22,209
Elder Care Business	7,124	5,454
Corporate Shared Services	(14,193)	(9,633)

Total income from operations	21,649	18,031

DEPRECIATION:
Physician Business	1,949	1,840
Elder Care Business	1,262	1,182
Corporate Shared Services	2,034	1,808

Total depreciation	5,245	4,830

AMORTIZATION OF INTANGIBLE AND OTHER ASSETS:
Physician Business	618	740
Elder Care Business	532	581
Corporate Shared Services	102	22

Total amortization of intangible and other assets	1,252	1,344

PROVISION FOR DOUBTFUL ACCOUNTS:
Physician Business	439	483
Elder Care Business	771	1,364

Total provision for doubtful accounts	1,211	1,847

INTEREST EXPENSE:
Total interest expense	4,261	3,203

INTEREST AND INVESTMENT INCOME:
Elder Care Business	14	15
Corporate Shared Services	120	107

Total interest and investment income	134	122

PROVISION (BENEFIT) FOR INCOME TAXES:
Physician Business	10,626	8,559
Elder Care Business	1,965	1,377
Corporate Shared Services	(4,378)	(3,749)

Total provision for income taxes	8,213	6,187

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Current Fiscal Year Balance Sheet

(in thousands)

Consolidated

As of 6/26/09
ASSETS
Cash	$129,631
Accounts receivable, net	230,391
Inventory, net	196,160
Prepaid expenses	5,190
Other current Assets	27,445

Total current assets	588,817

Property and equipment, net	103,552
Intangibles, net	22,442
Goodwill	114,255
Other long-term assets	65,065

Total long-term assets	305,314

Total assets	$894,131

LIABILITIES & EQUITY
Accounts payable	$133,781
Accrued expenses	46,196
Revolving line of credit and current portion of long term debt	50,953
Other current liabilities	12,882

Total current liabilities	243,812

Long-term debt	182,654
Other non-current liabilities	70,323

Total long-term liabilities	252,977

Total liabilities	496,789

Total equity	397,342

Total liabilities & equity	$894,131

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Balance Sheet Trend

(in thousands)

Consolidated

	Fiscal 2007				Fiscal 2008				Fiscal 2009
ASSETS	Jun-06	Sep-06	Dec-06	Mar-07	Jun-07	Sep-07	Dec-07	Mar-08	Jun-08	Sep-08	Dec-08	Mar-09
Cash	27,784	45,676	54,904	46,658	23,954	17,041	15,031	21,122	29,840	226,055	214,709	82,031
Investment in available for sale securities	—	—	—	—	—	—	—	—	—	—	—	10,592
Accounts receivable, net	206,405	225,538	219,822	222,776	222,699	232,282	224,282	237,248	227,661	240,806	232,894	230,361
Inventory, net	170,612	172,127	186,193	174,130	187,499	188,087	214,256	190,846	192,707	199,337	239,940	207,593
Deferred tax assets	11,181	9,042	2,128	8,776	8,987	9,319	9,175	8,183	6,805	—	—	8,059
Other current assets	32,876	39,289	37,330	34,436	34,347	27,894	31,658	48,744	26,157	22,163	23,229	23,819

Total current assets	448,857	491,672	500,376	486,776	477,486	474,623	494,403	506,142	483,170	688,361	710,772	562,456

Property and equipment, net	88,977	88,089	86,720	89,498	90,213	90,208	90,781	91,584	92,803	96,849	97,113	101,205
Goodwill	106,519	106,819	106,972	107,366	110,993	110,727	110,868	110,679	112,320	112,392	112,717	112,768
Intangibles, net	33,350	32,343	31,186	29,758	30,280	28,991	27,669	26,305	25,738	24,345	23,102	22,958
Investment in available for sale securities	—	—	—	—	24,232	46,147	50,206	11,318	14,231	16,725	15,333	—
Other long-term assets	54,444	54,455	57,631	59,898	69,481	67,195	67,921	67,209	67,598	83,055	70,549	59,238

Total long-term assets	283,291	281,706	282,509	286,521	325,198	343,268	347,446	307,094	312,690	333,365	318,815	296,169

Total assets	732,148	773,378	782,885	773,297	802,685	817,891	841,849	813,236	795,860	1,021,726	1,029,587	858,624

	Fiscal 2007				Fiscal 2008				Fiscal 2009
LIABILITIES & EQUITY	Jun-06	Sep-06	Dec-06	Mar-07	Jun-07	Sep-07	Dec-07	Mar-08	Jun-08	Sep-08	Dec-08	Mar-09
Accounts payable	122,449	145,767	162,338	131,330	144,572	149,827	161,728	135,930	128,656	149,674	155,133	127,300
Accrued expenses	27,748	34,827	31,670	37,224	33,190	33,275	34,350	46,056	38,055	50,816	43,170	52,718
Current maturities of long-term debt	517	1,655	138,334	2,238	2,132	32,129	33,660	214,732	196,116	198,022	199,606	50,937
Deferred tax liabilities, current	—	—	—	—	—	—	—	—	—	6,619	4,492	—
Other current liabilities	12,490	13,917	10,731	11,440	15,267	15,000	15,846	11,969	8,102	8,723	9,160	7,956

Total current liabilities	163,204	196,166	343,072	182,232	195,161	230,230	245,584	408,687	370,928	413,855	411,560	238,910

Long-term debt	134,053	135,358	460	138,318	139,657	141,091	143,020	725	706	177,650	179,395	180,965
Other long-term liabilities	60,689	63,702	62,457	63,922	70,413	68,190	69,976	64,473	68,975	64,763	56,503	60,719

Total long-term liabilities	194,742	199,060	62,917	202,240	210,070	209,282	212,996	65,198	69,682	242,413	235,899	241,685
Total liabilities	357,946	395,226	405,989	384,472	405,231	439,512	458,580	473,885	440,610	656,268	647,459	480,594

Total equity	374,202	378,152	376,896	388,824	397,454	378,379	383,269	339,351	355,250	365,458	382,127	378,030

Total liabilities & equity	732,148	773,378	782,885	773,297	802,685	817,891	841,849	813,236	795,860	1,021,726	1,029,587	858,624

Numbers may not foot due to rounding differences

PSS WORLD MEDICAL, INC.

Non GAAP Reconciliations

Net income impact of sale of securities

(in millions, except per share data)

	Three Months Ended
	June 26, 2009	Diluted EPS
Net income	$13.3	$0.23
Less: Gain on sale of securities	(3.6)
Tax impact on sale of securities	1.4

Net income adjusted for the sale of securities	$11.1	$0.19

Net income impact of swine flu product related sales
(in millions, except per share data)

	Three Months Ended
	June 26, 2009	Diluted EPS
Net income	$13.3	$0.23
Less: Impact on pre-tax income from swine flu product related sales	(1.6)
Tax impact on swine flu product related sales	0.6

Net income adjusted for swine flu product related sales	$12.3	$0.21

Net income impact of long-term incentive compensation accrual
(in millions, except per share data)

	Three Months Ended
	June 26, 2009	Diluted EPS
Net Income	$13.3	$0.23
Add Back: Impact of long-term incentive comp. accrual	4.9
Tax impact on long-term incentive comp. accrual	(1.8)
Net income adjusted for the impact of long-term

incentive compensation accrual	$16.4	$0.28

Net income impact of FSP APB 14-1 (FSP)
(in millions, except per share data)

	Three Months Ended		Three Months Ended
	June 26, 2009	Diluted EPS(1)	June 27, 2008	Diluted EPS
Net Income	$13.3	$0.23	$9.4	$0.15
Add Back: Impact of FSP	1.8		1.5
Tax impact on FSP	(0.7)		(0.6)

Net income adjusted for the impact of FSP	$14.4	$0.24	$10.3	$0.17

(1)	The impact of FSP APB 14-1 equates to $0.018. The $0.01 difference between net income diluted EPS and adjusted EPS is due to rounding differences.

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Unaudited Operating Highlights

Current Fiscal Year

(in millions)

	Three Months Ended
	June 26, 2009	June 27, 2008
Net sales:
Physician Business	$342.3	$331.4
Elder Care Business	150.4	140.4
Corporate Shared Services	0.9	0.4

Total net sales	$493.6	$472.2

Income from operations:
Physician Business	$28.7	$22.2
Elder Care Business	7.1	5.5
Corporate Shared Services	(14.2)	(9.6)

Total income from operations	$21.6	$18.0

EBITDA (a)	$32.1	$24.8
Income from operations, as a percentage of net sales	4.4%	3.8%
Consolidated Return on Committed Capital (“ROCC”) (b)	28.4%	20.5%
Billing Days	64	64

Net Sales Per Billing Day (in thousands):
Physician Business	$5,348	$5,178
Elder Care Business	2,350	2,194
Corporate Shared Services	14	7

Total Net Sales Per Billing Day	$7,712	$7,378

Net Sales Per Billing Day Growth Rate:
Physician Business	3.3%
Elder Care Business	7.1%
Total Net Sales Per Billing Day Growth Rate	4.5%

	Annualized
	June 26, 2009	June 27, 2008
DSO (c)
Physician Business	39.1	41.0
Elder Care Business	49.7	49.9
DOH (d)
Physician Business	54.7	52.2
Elder Care Business	52.0	53.1
DIP (e)
Physician Business	39.8	41.1
Elder Care Business	23.3	28.1
Cash Conversion Days (f)
Physician Business	54.0	52.1
Elder Care Business	78.4	74.9

	As of
	June 26, 2009	June 27, 2008
Operational working capital (g)	$292.8	$291.7
Net debt:
Bank debt	$50.0	$50.0
Other debt	$2.5	$1.5
Convertible senior notes	$181.1	$145.3
Less: Cash and cash equivalents	$(129.6)	$(29.8)

Net debt	$104.0	$167.0

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Selling Days Calendar FY09-FY11

FY2009		FY2010		FY2011
Closing Date	Selling Days	Closing Date	Selling Days	Closing Date	Selling Days
Apr-06	20	Apr-08	20	Apr-10	20
May-06	24	May-08	24	May-10	20
Jun-06	20	Jun-08	20	Jul-10	24

	64		64		64

Jul-06	19	Jul-08	24	Jul-10	19
Aug-06	25	Aug-08	20	Aug-10	20
Sep-08	19	Oct-08	24	Oct-10	24

	63		68		63

Oct-06	25	Oct-08	20	Oct-10	20
Nov-06	18	Nov-08	18	Nov-10	18
Jan-06	23	Jan-08	23	Dec-10	23

	66		61		61

Jan-06	20	Jan-08	20	Jan-11	20
Feb-06	20	Feb-08	20	Feb-11	20
Mar-09	20	Apr-08	25	Apr-11	25

	60		65		65

	253		258		253

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

EBITDA Calculation

Current Fiscal Year

(in thousands)

Fiscal 2010 Q1
Net Income	$13,306
Plus: Interest expense	4,261
Less: Interest and investment income	(134)
Plus: Provision for income taxes	8,213
Plus: Depreciation	5,245
Plus: Amortization of intangible assets	1,252

EBITDA	$32,142

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

EBITDA Calculation

(in thousands)

	Fiscal 2007					Fiscal 2008					Fiscal 2009
	Q1	Q2	Q3	Q4	Total FY 2007	Q1	Q2	Q3	Q4	Total FY 2008	Q1	Q2	Q3	Q4	Total FY 2009
Net income	$10,139	$11,951	$10,282	$14,777	$47,148	$7,792	$13,578	$13,249	$18,515	$53,133	$9,372	$12,363	$15,989	$13,763	$51,486
Plus: Interest expense	2,691	2,635	2,642	2,631	10,597	2,764	2,956	3,247	3,529	12,495	3,203	5,300	7,409	6,247	22,159
Less: Interest and investment income	(98)	(282)	(426)	(385)	(1,191)	(528)	(114)	(26)	(23)	(691)	(122)	(842)	(1,034)	(305)	(2,304)
Plus: Provision for income taxes	6,449	7,681	5,862	7,824	27,817	5,010	8,551	8,441	12,597	34,599	6,187	8,104	10,230	7,709	32,229
Plus: Depreciation	4,107	4,170	4,242	4,304	16,823	4,632	4,796	4,710	4,719	18,858	4,830	4,912	5,116	5,144	20,002
Plus: Amortization of intangible assets	1,500	1,477	1,469	1,462	5,908	1,458	1,406	1,362	1,360	5,586	1,344	1,553	1,264	1,328	5,489

EBITDA	$24,786	$27,632	$24,070	$30,613	$107,101	$21,128	$31,172	$30,983	$40,697	$123,980	$24,813	$31,390	$38,973	$33,886	$129,062

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Return on Committed Capital (ROCC)

Current Fiscal Year

(in thousands)

Consolidated

Fiscal 2010 Q1
Quarterly Average Committed Capital(1)	$378,397

Committed Capital—Current Quarter	364,619
Committed Capital—Previous Quarter	392,174

Return on Committed Capital—Quarterly(2)	28.4%

Return:
Net income	13,306

Add:
Provision for income taxes	8,213
Interest expense	4,261
Amortization	1,252
Interest and investment income	(134)

$26,897

Committed Capital:
Total assets	$894,131
Less assets excluded:
Cash	(129,631)
Goodwill and intangibles, net	(136,696)

Total liabilities	(496,792)
Plus liabilities excluded:
Current debt	50,953
Long-term debt	182,654

$364,619

(1)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.
(2)	Return on Committed Capital equals Return divided by Committed Capital. Quarterly calculations are annualized.

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Return on Committed Capital (ROCC)

(in thousands)

Consolidated

	Fiscal 2007					Fiscal 2008					Fiscal 2009
	Q1	Q2	Q3	Q4	Total FY 2007	Q1	Q2	Q3	Q4	Total FY 2008	Q1	Q2	Q3	Q4	Total FY 2009
Quarterly Average Committed Capital(1)	332,763	334,894	326,477	334,112		359,807	384,428	400,611	401,541		390,439	381,257	394,469	401,387
Annual Average Committed Capital(2)					335,832					371,150					394,438
Committed Capital—Current Quarter	339,461	330,327	322,628	345,597		374,016	394,840	406,381	396,702		384,175	378,339	410,600	392,174
Committed Capital—Previous Quarter	326,066	339,461	330,327	322,628		345,597	374,016	394,840	406,381		396,702	384,175	378,339	410,600
Committed Capital—Current Year End					345,597					396,702					392,174
Committed Capital—Previous Year End					326,066					345,597					396,702
Return on Committed Capital—Quarterly(3)	24.9%	28.0%	24.3%	31.5%	27.9%	18.3%	27.4%	26.2%	35.8%	27.9%	20.5%	27.8%	34.3%	28.6%	27.9%
Return on Committed Capital—Annual
Return:
Income from continuing operations before extraordinary loss	10,139	11,951	10,282	14,777	12,911	7,792	13,578	13,249	18,515	12,911	9,372	12,363	15,989	13,763	12,911
Add:
Provision for income taxes	6,449	7,681	5,862	7,824	6,957	5,010	8,551	8,441	12,597	6,957	6,187	8,104	10,230	7,709	6,957
Interest expense	2,688	2,635	2,642	2,631	1,467	2,764	2,956	3,247	3,529	1,467	3,203	5,300	7,409	6,247	1,467
Amortization	1,500	1,477	1,469	1,462	1,871	1,458	1,406	1,362	1,360	1,871	1,344	1,553	1,264	1,328	1,871
Interest and investment income	(98)	(282)	(426)	(385)	(149)	(528)	(114)	(26)	(23)	(149)	(122)	(842)	(1,034)	(305)	(149)

	20,677	23,462	19,828	26,309	23,057	16,496	26,377	26,273	35,978	23,057	19,983	26,478	33,856	28,742	23,057

Committed Capital:
Total assets	732,148	773,377	782,885	773,297	773,297	802,685	817,891	841,849	813,236	813,236	795,860	1,021,726	1,029,586	858,624	858,624
Less assets excluded:
Cash	(27,784)	(45,676)	(54,904)	(46,658)	(46,658)	(23,954)	(17,041)	(15,031)	(21,122)	(21,122)	(29,840)	(226,055)	(214,709)	(82,031)	(82,031)
Goodwill and intangibles, net	(139,869)	(139,162)	(138,158)	(137,124)	(137,124)	(141,273)	(139,718)	(138,537)	(136,984)	(136,984)	(138,058)	(136,736)	(135,820)	(135,726)	(135,726)
DTA from sale of imaging business	(1,658)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)
Total liabilities	(357,946)	(395,226)	(405,989)	(384,472)	(384,472)	(405,231)	(439,512)	(458,580)	(473,885)	(473,885)	(440,610)	(656,268)	(647,459)	(480,594)	(480,594)
Plus liabilities excluded:
Current debt	517	1,655	138,334	2,238	2,238	2,132	32,129	33,660	214,732	214,732	196,116	198,022	199,606	50,937	50,937
Long-term debt	134,053	135,358	460	138,318	138,318	139,657	141,091	143,020	725	725	706	177,650	179,395	180,965	180,965

	339,461	330,327	322,628	345,597	345,597	374,016	394,840	406,381	396,702	396,702	384,175	378,339	410,600	392,174	392,174

(1)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.
(2)	Annual Average Committed Capital equals the sum of the committed capital of the most recent two year ends, divided by two.
(3)	Return on Committed Capital equals return divided by Committed Capital. Quarterly calculations are annualized.

Numbers may not foot due to rounding differences

PSS WORLD MEDICAL, INC.

Footnotes

(a)	EBITDA represents net income plus provision for income taxes, interest expense, depreciation, and amortization of intangible assets, less interest and investment income. Management review EBITDA when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes EBITDA is an important measure of liquidity.

(b)	ROCC equals return divided by average committed capital. Return is annualized for quarterly and year to date calculations. Management review ROCC when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes ROCC is an important measure of profitability and return.

(c)	DSO is average accounts receivable divided by average daily net sales. Average accounts receivable is the sum of accounts receivable, net of the allowance for doubtful accounts, at the beginning and end of the most recent four quarters divided by five. Average daily net sales are net sales for the most recent four quarters divided by 360.

(d)	DOH is average inventory divided by average daily cost of goods sold (“COGS”). Average inventory is the sum of inventory at the beginning and end of the most recent four quarters divided by five. Average daily COGS is quarterly COGS for the most recent four quarters divided by 360.

(e)	DIP is average accounts payable divided by average daily COGS. Average accounts payable is the sum of accounts payable at the beginning and end of the most recent four quarters divided by five.

(f)	Cash Conversion Days is the sum of DSO and DOH less DIP.

(g)	Operational working capital equals accounts receivable plus inventory minus accounts payable.